Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [**]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 5

TO THE

SERVICES AGREEMENT

between

LONZA BIOLOGICS PLC

and

XCYTE THERAPIES INC

RELATING TO [**]

THIS AMENDMENT is made the 7th day of October 2004.

BETWEEN

1.	Lonza Biologics plc of 228 Bath Road, Slough, SL1 4DX, Berkshire, England (“LB”) and

2.	Xcyte Therapies Inc of 1124 Columbia Street, Suite 130, Seattle, Washington 98104, USA (“Customer”).

WHEREAS

A.	The parties have entered into an Agreement dated 6th June 2000 relating to the supply of Services (as therein defined), and

B.	The parties now wish to amend the terms of the Agreement

THEREFORE it is hereby agreed by and between the parties that the Agreement shall be amended as follows: -

1.	Stage 17, 18, 19 shall be added to Schedule 2 as follows:

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notes:

1.	The provision of Services herein may be based on the need to sample and or analyse additional GMP manufacturing batches of [**] or manufacturing batches of [**] specifically operated as [**].

2.	The provision of additional Services as requested by the Customer or as recommended by LB in order to generate information for a regulatory submission or license application for the Customer’s product [**], may be dependant upon samples or analysis from additional GMP manufacturing batches of [**], or manufacturing batches of [**] specifically operated as [**].

3.	The provision of validation Services regarding the Customer product [**] does not constitute agreement to manufacture the product [**].

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 2

CONTENTS

1	Supply of Customer Materials and Customer Know How

2	Activities to be undertaken by LB

17	Stage 17 – Process [**] Analysis

18	Stage 18 – Process [**] Analysis

19	Stage 19 – Stability [**] Analysis

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1	Supply of Customer Materials and Customer Know How

Prior to commencement of the Services at LB or, if appropriate, prior to the commencement of the relevant Stage of the Services, Customer shall supply LB with the following:

(i)	Information relating to the operation of Customer analytical tests as agreed between the Customer and LB

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2	Activities to be undertaken by LB

	17	Stage 17 – Process [**] Analysis

		17.1	Objectives

			17.1.1	To perform a [**] based on generic LB data and existing product specific data applicable to the [**] process for the evaluation of [**].

		17.2	Activities

Substage 17A – [**]

			17.2.1	Identify key process parameters that could potentially impact on product quality and [**] during the [**] process steps.

			17.2.2	Determine the applicability of existing Product-specific data and generic LB data.

			17.2.3	A draft of the final report will be prepared by LB and sent to the Customer for review. Upon receipt of written comments from the Customer, LB will revise the report and send a final draft to the Customer. Upon receipt of written comments on the final draft the parties shall agree any modifications required and LB will issue a final report of activities to the Customer.

A timetable will be set for review of the reports, it is estimated that the initial review by the Customer and revision by LB will each take approximately [**] and the final review and revision will each take approximately [**].

			17.2.4	Assess with the Customer the requirement for further Product-specific information to be generated.

			Note:	If a validation study is required for some or all steps in the [**] process then this will be designed in consultation with the Customer and covered by Amendment to the Agreement.

Substage 17B – [**]

			17.2.5	Identify key process parameters that could potentially impact on product quality and [**] during the [**] process steps.

			17.2.6	Determine the applicability of existing Product-specific data and generic LB data.

			17.2.7	A draft of the final report will be prepared by LB and sent to the Customer for review. Upon receipt of written comments from the Customer, LB will revise the report and send a final draft to the Customer. Upon receipt of written comments on the final draft the parties shall agree any modifications required and LB will issue a final report of activities to the Customer.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A timetable will be set for review of the reports, it is estimated that the initial review by the Customer and revision by LB will each take approximately [**] and the final review and revision will each take approximately [**].

		17.2.8	Assess with the Customer the requirement for further Product-specific information to be generated.

		Note:	If a validation study is required for some or all steps in the [**] then this will be designed in consultation with the Customer and covered by Amendment to the Agreement.

		Note:	Additional product specific data may need to be generated from additional [**] which are sampled specifically for the purpose of generating samples for additional [**]. Data may need to be generated from the operation of a [**].

A full set of [**] studies for [**] may take an estimated [**] to complete.

	17.3	Timeline

The stage, including the review of generic and specific data will be completed with the issue of the report of activities and it is estimated that this report will be issued [**] from the commencement of the Stage.

18	Stage 18 – Process [**] Analysis

	18.1	Objectives

		18.1.1	To perform a [**] based on generic LB data and existing product specific data applicable to the [**] process for the evaluation of [**].

	18.2	Activities

Substage 18A – [**]

		18.2.1	Carry out a technical review of generic data available to support the [**].

		18.2.2	Draw up a [**] table of available data and additional data required to be generated by analysis of [**].

		18.2.3	A draft of the final report will be prepared by LB and sent to the Customer for review. Upon receipt of written comments from the Customer, LB will revise the report and send a final draft to the Customer. Upon receipt of written comments on the final draft the parties shall agree any modifications required and LB will issue a final report of activities to the Customer.

A timetable will be set for review of the reports, it is estimated that the initial review by the Customer and revision by LB will each take approximately [**] and the final review and revision will each take approximately [**].

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

		18.2.4	Assess with the Customer the requirement for further Product-specific information to be generated. Identify what [**] from previous batches are available. In addition identify sample points at selected points in the [**].

		Note:	If a validation study is required for some or all steps in the [**] then this will be designed in consultation with the Customer and covered by Amendment to the Agreement.

Substage 18B – [**]

		18.2.5	Carry out a technical review of generic data available to support the [**].

		18.2.6	Draw up a [**] of available data and additional data required to be generated by analysis of [**].

		18.2.7	A draft of the final report will be prepared by LB and sent to the Customer for review. Upon receipt of written comments from the Customer, LB will revise the report and send a final draft to the Customer. Upon receipt of written comments on the final draft the parties shall agree any modifications required and LB will issue a final report of activities to the Customer.

A timetable will be set for review of the reports, it is estimated that the initial review by the Customer and revision by LB will each take approximately [**] and the final review and revision will each take approximately [**].

		18.2.8	Assess with the Customer the requirement for further Product-specific information to be generated. Identify what [**] from previous batches are available. In addition identify sample points at selected points in the [**].

		Note:	If a validation study is required for some or all steps in the [**] then this will be designed in consultation with the Customer and covered by Amendment to the Agreement.

		Note:	Additional product specific data may need to be generated from [**] which are sampled specifically for the purpose of generating samples for additional [**].

A full set of [**] studies for[**] may take an estimated [**] to complete.

	18.3	Timescale

The stage, including the review of generic and specific data will be completed with the issue of the report of activities and it is estimated that this report will be issued [**] from the commencement of the Stage.

19	Stage 19 – Stability [**] Analysis

	19.1	Objective

		19.1.1	To perform a [**] based on generic LB data and existing product specific data applicable to the [**] process for the evaluation of the [**] from the [**] process.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19.2	Activities

	19.2.1	Carry out a technical review of generic data available to support the [**]. Draw up a [**] table of available data and additional data required to be generated by analysis of [**].

	19.2.2	A draft of the final report will be prepared by LB and sent to the Customer for review. Upon receipt of written comments from the Customer, LB will revise the report and send a final draft to the Customer. Upon receipt of written comments on the final draft the parties shall agree any modifications required and LB will issue a final report of activities to the Customer.

A timetable will be set for review of the reports, it is estimated that the initial review by the Customer and revision by LB will each take approximately [**] and the final review and revision will each take approximately [**].

	19.2.3	Assess with the Customer the requirement for further Product-specific information to be generated. Identify what [**] from previous batches are available. In addition identify sample points at selected points in the [**] of future [**] batches.

	Note:	If a validation study is required for some or all steps in the [**] then this will be designed in consultation with the Customer and covered by Amendment to the Agreement.

	Note:	Additional product specific data may need to be generated from additional [**] which are sampled specifically for the purpose of generating samples for additional [**].

A full study to determine the [**] may take an estimated [**] to complete.

19.3	Timescale

The stage, including the review of generic and specific data will be completed with the issue of the report of activities and it is estimated that this report will be issued [**] from the commencement of the Stage.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3

Price and Terms of Payment

2.	Price

In consideration for LB carrying out the Services as detailed in Schedule 2 the Customer shall pay LB as follows:

Stage		Price[1] (UK £ Sterling)
Stage 17	Process [**] Analysis	Substage 17A – [**] Substage 17B – [**]

Stage 18	Process[**] Analysis	Substage 18A – [**] Substage 18B – [**]

Stage 19	Stability[**] Analysis	[**]

Notes:

(1)	As described in Clause 4 – “Delivery, Transportation of Product and Customer tests” of the Terms and Conditions, additional costs and expenses incurred by LB in arranging insurance and transportation in order to ship samples, Product, and Cell Line shall be charged to the Customer in addition to the price.

3.	Payment

Payment by the Customer of the Price for each Stage shall be made against LB’s invoices as follows:

2.1	For Stage 17A
[**] upon commencement of Stage 17A
[**] upon completion of Stage 17A

2.2	For Stage 17B
[**] upon commencement of Stage 17B
[**] upon completion of Stage 17B

2.2	For Stage 18A
[**] upon commencement of Stage 18A
[**] upon completion of Stage 18A

2.2	For Stage 18B
[**] upon commencement of Stage 18B
[**] upon completion of Stage 18B

2.3	For Stage 19
[**] upon completion of Stage 19.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the parties have caused this Amendment to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed by for and on behalf of Xcyte Therapies Inc.	/s/ Ronald J. Berenson

Signed by for and on behalf of Lonza Biologics plc.	/s/ Judith Symes

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.